FPA Paramount Fund, Inc. (FPRAX)

Supplement dated May 13, 2020 to the

Prospectus and Statement of Additional Information (“SAI”)
dated January 31, 2020

This Supplement updates certain information contained in the Prospectus and SAI for FPA Paramount Fund, Inc. (the “Fund”), dated January 31, 2020.  You should retain this Supplement and the Prospectus for future reference.  Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.fpa.com or calling us at (800) 638-3060.

At a meeting held on May 12, 2020, the Board of Directors (“Board” or “Directors”) of the Fund approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) with respect to the Fund. The Plan of Reorganization provides for the reorganization (the “Reorganization”) of the Fund into the Phaeacian Global Value Fund (the “New Fund”), a newly created series of Datum One Series Trust, a newly created open-end registered management investment company.

A notice of a special meeting of Fund shareholders and and combined proxy statement and prospectus for the New Fund, seeking shareholder approval for the Plan of Reorganization (the “Special Meeting”) will be mailed to Fund shareholders in advance of the Special Meeting, which is expected to be held in the third quarter of 2020. If the Plan of Reorganization is approved by Fund shareholders at the Special Meeting, shareholders of the Fund will receive shares of the New Fund having the same aggregate net asset value as the shares of the Fund they hold on the date of the Reorganization. The Reorganization will not affect the value of your account in the Fund at the time of the Reorganization. The Reorganization is expected to be treated as a tax-free reorganization for federal tax purposes.

If approved, the Reorganization is expected to occur after the Special Meeting, in either the third or fourth quarter of 2020. Prior to the Reorganization, First Pacific Advisors, LP, the Fund’s current investment adviser, will continue to manage the Fund in the ordinary course, as described in the Fund’s Prospectus.

If the Reorganization is approved by Fund shareholders, Phaeacian Partners LLC (“Phaeacian”) will serve as the investment adviser to the New Fund. Phaeacian is a newly formed investment adviser that is a subsidiary of Polar Capital Holdings plc., and is in part owned by the Fund’s current portfolio managers. If the Reorganization is approved, the New Fund will be managed by the Fund’s current portfolio managers, in their new role with Phaeacian, using substantially similar principal investment strategies to those currently used to manage the Fund.

Fund shareholders may purchase and redeem shares of the Fund in the ordinary course until the last business day before the closing of the Reorganization, as described in the Fund’s Prospectus. Purchase and redemption requests received after closing of the Reorganization (if approved) should be directed to the New Fund in accordance with its prospectus.

PLEASE RETAIN FOR FUTURE REFERENCE.